Exhibit 8.1

LIST OF SUBSIDIARIES AND ASSOCIATED COMPANIES

of Siemens worldwide prepared pursuant to Section 313 (2) German Commercial Code (HGB)

September 30, 2011
Subsidiaries

Germany (132 companies)
Airport Munich Logistics and Services GmbH, Hallbergmoos
Alpha Verteilertechnik GmbH, Cham
Anlagen- und Rohrleitungsbau Ratingen GmbH, Ratingen
AS AUDIO-SERVICE Gesellschaft mit beschränkter Haftung, Herford
Atecs Mannesmann GmbH, Dusseldorf
Atecs Mannesmann Unterstützungskasse GmbH, Mülheim a. d. Ruhr
Berliner Vermögensverwaltung GmbH, Berlin
BWI Services GmbH, Meckenheim
CAPTA Grundstücksgesellschaft mbH & Co. KG, Grünwald
CAPTA Grundstücks-Verwaltungsgesellschaft mbH, Grünwald
DA Creative GmbH, Munich
Dade Behring Beteiligungs GmbH, Eschborn
Dade Behring Grundstücks GmbH, Marburg
DPC Holding GmbH, Eschborn
EDI—USS Umsatzsteuersammelrechnungen und Signaturen GmbH & Co. KG, Munich
EDI—USS Verwaltungsgesellschaft mbH, Munich
ELIN Energietechnik GmbH, Berlin
evosoft GmbH, Nuremberg
FACTA Grundstücks-Entwicklungs- und Verwaltungsgesellschaft mbH, Munich
FACTA Grundstücks-Entwicklungsgesellschaft mbH & Co. KG, Munich
HanseCom Gesellschaft für Informations- und Kommunikationsdienstleistungen mbH, Hamburg
HSP Hochspannungsgeräte GmbH, Troisdorf
ILLIT Grundstücks-Verwaltungsgesellschaft mbH & Co. KG i.L., Grünwald
ILLIT Grundstücksverwaltungs-Management GmbH, Grünwald
Immosuisse GmbH Immobilien Management i.L., Berlin
Industrieschutz Assekuranz-Vermittlung GmbH, Mülheim a. d. Ruhr
IPGD Grundstücksverwaltungs-Gesellschaft mbH, Munich
Jawa Power Holding GmbH, Erlangen
KompTime GmbH, Munich
Lincas Electro Vertriebsgesellschaft mbH, Hamburg
LINCAS Export Services GmbH, Hamburg
Loher GmbH, Ruhstorf a.d. Rott
Mannesmann Demag Krauss-Maffei GmbH, Munich
Mechanik Center Erlangen GmbH, Erlangen
messMa GmbH, Irxleben
OPTIO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Tübingen KG, Grünwald
OSRAM AG, Munich
OSRAM Opto Semiconductors GmbH, Regensburg
Partikeltherapiezentrum Kiel Holding GmbH, Erlangen
Projektbau-Arena-Berlin GmbH, Munich
R & S Restaurant Services GmbH, Munich
Radium Lampenwerk Gesellschaft mbH, Wipperfürth
REMECH Systemtechnik GmbH, Kamsdorf
RISICOM Rückversicherung AG, Grünwald
Ruhrtal Hochspannungsgeräte GmbH, Bochum
Siemens Audiologische Technik GmbH, Erlangen
Siemens Bank GmbH, Munich

September 30, 2011
Siemens Beteiligungen Inland GmbH, Munich
Siemens Beteiligungen Management GmbH, Grünwald
Siemens Beteiligungen USA GmbH, Munich
Siemens Beteiligungsverwaltung GmbH & Co. OHG, Grünwald
Siemens Building Technologies Holding GmbH, Grünwald
Siemens Energy Automation GmbH, Erlangen
Siemens Finance & Leasing GmbH, Munich
Siemens Financial Services GmbH, Munich
Siemens Fuel Gasification Technology GmbH & Co. KG, Freiberg
Siemens Fuel Gasification Technology Verwaltungs GmbH, Freiberg
Siemens Geared Motors Gesellschaft mit beschränkter Haftung, Tübingen
Siemens Global Innovation Partners Management GmbH, Munich
Siemens Grundstücksmanagementgesellschaft mbH & Co. OHG, Grünwald
Siemens Gusstechnik GmbH, Chemnitz
Siemens Healthcare Diagnostics GmbH, Eschborn
Siemens Healthcare Diagnostics Holding GmbH, Eschborn
Siemens Healthcare Diagnostics Products GmbH, Marburg
Siemens Immobilien Chemnitz-Voerde GmbH, Grünwald
Siemens Industriegetriebe GmbH, Penig
Siemens Industriepark Karlsruhe GmbH & Co. KG, Grünwald
Siemens Industry Automation Holding AG, Munich
Siemens Industry Software GmbH & Co. KG, Cologne
Siemens Industry Software Management GmbH, Cologne
Siemens Insulation Center GmbH & Co. KG, Zwönitz
Siemens Insulation Center Verwaltungs-GmbH, Zwönitz
Siemens Kapitalanlagegesellschaft mbH, Munich
Siemens Medical Solutions Health Services GmbH, Erlangen
Siemens Nixdorf Informationssysteme GmbH, Grünwald
Siemens Power Control GmbH, Langen
Siemens Private Finance Versicherungs- und Kapitalanlagenvermittlungs-GmbH, Munich
Siemens Programm- und Systementwicklung GmbH, Hamburg
Siemens Programm- und Systementwicklung GmbH & Co. KG, Hamburg
Siemens Project Ventures GmbH, Erlangen
Siemens Real Estate GmbH & Co. OHG, Grünwald
Siemens Real Estate Management GmbH, Grünwald
Siemens Spezial-Investmentaktiengesellschaft mit TGV, Frankfurt am Main
Siemens Technology Accelerator GmbH, Munich
Siemens Technopark Berlin GmbH & Co. KG, Berlin
Siemens Technopark Berlin Verwaltungs GmbH, Berlin
Siemens Technopark Mülheim GmbH & Co. KG, Mülheim a. d. Ruhr
Siemens Technopark Mülheim Verwaltungs-GmbH, Mülheim a. d. Ruhr
Siemens Technopark Nürnberg GmbH & Co. KG, Nuremberg
Siemens Technopark Nürnberg Verwaltungs GmbH, Nuremberg
Siemens Treasury GmbH, Munich
Siemens Turbomachinery Equipment GmbH, Frankenthal
Siemens VAI Metals Technologies GmbH, Willstätt-Legelshurst
Siemens Venture Capital GmbH, Munich
Siemens Wind Power GmbH, Bremen
SILLIT Grundstücks-Verwaltungsgesellschaft mbH, Munich
SIM 16. Grundstücksverwaltungs- und -beteiligungs-GmbH & Co. KG, Munich
SIM 2. Grundstücks-GmbH & Co. KG i.L., Munich
SIMAR Nordost Grundstücks-GmbH, Grünwald
SIMAR Nordwest Grundstücks-GmbH, Grünwald
SIMAR Ost Grundstücks-GmbH, Grünwald

September 30, 2011
SIMAR Süd Grundstücks-GmbH, Grünwald
SIMAR West Grundstücks-GmbH, Grünwald
SIMOS Real Estate GmbH, Munich
sinius GmbH, Munich
Siteco Auslandsholding GmbH, Traunreut
Siteco Beleuchtungstechnik GmbH, Traunreut
Siteco Control GmbH, Traunreut
Siteco Lighting GmbH, Traunreut
SKAG Fonds S7, Munich
SKAG Fonds S8, Munich
SKAG Principals, Munich
Steinmüller Engineering GmbH, Gummersbach
SVM Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG, Munich
SVM Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG Nr. 2, Munich
SVM Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG Nr. 3, Munich
SVM Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG Nr. 4, Munich
SYKATEC Systeme, Komponenten, Anwendungstechnologie GmbH, Erlangen
TGB Technisches Gemeinschaftsbüro GmbH, Kassel
TLT-Turbo GmbH, Zweibrücken
Traxon Technologies Europe GmbH, Paderborn
Trench Germany GmbH, Bamberg
Turbine Airfoil Coating and Repair GmbH, Berlin
Vermietungsgesellschaft Objekt 12 GmbH & Co. Objekt München KG i.L., Dusseldorf
Verwaltung Poolbeg Vermiet GmbH, Munich
VIB Verkehrsinformationsagentur Bayern GmbH, Munich
VMZ Berlin Betreibergesellschaft mbH, Berlin
VR-LEASING IKANA GmbH & Co. Immobilien KG, Eschborn
VVK Versicherungsvermittlungs- und Verkehrskontor GmbH, Munich
Weiss Spindeltechnologie GmbH, Schweinfurt
Wesmag Weseler Maschinenbaugesellschaft mit beschränkter Haftung, Munich
Winergy AG, Voerde

Europe (without Germany) (244 companies)
Oktopus S.A./N.V., Brussels / Belgium
Siemens Healthcare Diagnostics SA, Brussels / Belgium
Siemens Healthcare Diagnostics Services Sprl, Brussels / Belgium
Siemens Industry Software NV, Zaventem / Belgium
Siemens Product Lifecycle Management Software II (BE) BVBA, Zaventem / Belgium
Siemens S.A./N.V., Anderlecht / Belgium
Siteco Lighting Benelux BVBA, Eupen / Belgium
OSRAM d.o.o., Mostar / Bosnia and Herzegovina
Siemens d.o.o., Banja Luka / Bosnia and Herzegovina
Siemens d.o.o. Sarajevo, Sarajevo / Bosnia and Herzegovina
OSRAM EOOD, Sofia / Bulgaria
Security Management Technologies Bulgaria EOOD, Sofia / Bulgaria
Siemens EOOD, Sofia / Bulgaria
OSRAM A/S, Taastrup / Denmark
Siemens A/S, Ballerup / Denmark
Siemens Healthcare Diagnostics ApS, Ballerup / Denmark
Siemens Höreapparater A/S, Copenhagen / Denmark
Siemens Industry Software A/S, Allerød / Denmark
Siemens Wind Power A/S, Brande / Denmark
Osaühing Siemens Medical Solutions Diagnostics, Tallinn / Estonia
OY OSRAM AB, Vantaa / Finland

September 30, 2011
Siemens Healthcare Diagnostics OY, Espoo / Finland
Siemens Osakeyhtiö, Espoo / Finland
ELAN SOFTWARE SYSTEMS S.A., Toulouse / France
Flender-Graffenstaden SAS, Illkirch-Graffenstaden / France
OSRAM S.A.S.U., Molsheim / France
PETNET Solutions SAS, Saint-Denis / France
Siemens Audiologie S.A.S., Saint-Denis / France
Siemens Financial Services SAS, Saint-Denis / France
Siemens France Holding S.A.S., Saint-Denis / France
Siemens Healthcare Diagnostics S.A.S., Paris / France
Siemens Industry Software SAS, Vélizy Villacoublay / France
Siemens Lease Services SAS, Saint-Denis / France
Siemens S.A.S., Saint-Denis / France
Siemens Transmission & Distribution SAS, Grenoble / France
Siemens VAI Metals Technologies SAS, Savigneux / France
Trench France S.A.S., Saint Louis / France
Tecnomatix Technologies (Gibraltar) Limited, Gibraltar / Gibraltar
Kintec A.E., Athens / Greece
OSRAM A.E., Athens / Greece
Project Management Company A.E., Athens / Greece
Siemens A.E., Elektrotechnische Projekte und Erzeugnisse, Athens / Greece
Siemens Healthcare Diagnostics ABEE, Athens / Greece
Broadcastle Bank Limited, Stoke Poges, Buckinghamshire / Great Britain
Broadcastle Ltd., Stoke Poges, Buckinghamshire / Great Britain
Electrium Sales Limited, Frimley, Surrey / Great Britain
Europlex Technologies UK Limited, Bedford, Bedfordshire / Great Britain
GyM Renewables Limited, Frimley, Surrey / Great Britain
GyM Renewables ONE Limited, Frimley, Surrey / Great Britain
OSRAM Ltd., Langley, Berkshire / Great Britain
Poseidon International Limited, Aberdeen / Great Britain
Siemens Financial Services Holdings Ltd., Stoke Poges, Buckinghamshire / Great Britain
Siemens Financial Services Ltd., Stoke Poges, Buckinghamshire / Great Britain
Siemens Flow Instruments Ltd., Stonehouse, Gloucestershire / Great Britain
Siemens Healthcare Diagnostics Ltd., Frimley, Surrey / Great Britain
Siemens Healthcare Diagnostics Manufacturing Ltd, Frimley, Surrey / Great Britain
Siemens Healthcare Diagnostics Products Ltd, Llanberis, Gwynedd / Great Britain
Siemens Hearing Instruments Ltd., Crawley, Sussex / Great Britain
Siemens Holdings plc, Frimley, Surrey / Great Britain
Siemens Industrial Turbomachinery Ltd., Lincoln, Lincolnshire / Great Britain
Siemens Industry Software Limited, Frimley, Surrey / Great Britain
Siemens plc, Frimley, Surrey / Great Britain
Siemens Protection Devices Limited, Frimley, Surrey / Great Britain
Siemens Real Estate Ltd., Frimley, Surrey / Great Britain
Siemens Transmission & Distribution Limited, Frimley, Surrey / Great Britain
Siemens VAI Metals Technologies Limited, Sheffield, South Yorkshire / Great Britain
Siteco Ltd., Stockport / Great Britain
Trench (UK) Ltd., Hebburn, Tyne and Wear / Great Britain
VA TECH (UK) Ltd., Frimley, Surrey / Great Britain
VA Tech Reyrolle Distribution Ltd., Frimley, Surrey / Great Britain
VA TECH T & D UK Ltd., Frimley, Surrey / Great Britain
VTW Anlagen UK Ltd., Banbury, Oxfordshire / Great Britain
Bonus Wind Turbine Ireland Limited, Dublin / Ireland
Europlex Technologies (Ireland) Limited, Dublin / Ireland
iMetrex Technologies Limited, Dublin / Ireland

September 30, 2011
Siemens Ltd., Dublin / Ireland
Siemens Medical Solutions Diagnostics Europe Limited, Dublin / Ireland
HV-Turbo Italia S.r.l., Mornago / Italy
Nuova Magrini Galileo S.p.A. in Liquidazione, Bergamo / Italy
OSRAM S.p.A. Società Riunite OSRAM-Edison-Clerici, Milan / Italy
Siemens Healthcare Diagnostics S.r.l., Milan / Italy
Siemens Hearing Instruments Italy S.r.l., Milan / Italy
Siemens Holding S.p.A., Milan / Italy
Siemens Industry Software S.r.l, Milan / Italy
Siemens Renting S.p.A. in Liquidazione, Milan / Italy
Siemens S.p.A., Milan / Italy
Siemens Transformers S.p.A., Trento / Italy
Siemens VAI Metals Technologies S.r.l., Marnate / Italy
Siteco Lighting Systems S.r.I., Milan / Italy
Trench Italia S.r.l., Savona / Italy
TurboCare S.p.A., Turin / Italy
DPC d.o.o.—u likvidaciji , Zagreb / Croatia
Koncar Power Transformers Ltd., Zagreb / Croatia
OSRAM d.o.o., Zagreb / Croatia
Siemens d.d., Zagreb / Croatia
SIA Siemens Medical Solutions Diagnostics, Riga / Latvia
UAB Siemens Medical Solutions Diagnostics, Vilnius / Lithuania
Tecnomatix Technologies SARL, Luxemburg / Luxembourg
TFM International S.A. i.L., Luxemburg / Luxembourg
Siemens d.o.o. Podgorica, Podgorica / Montenegro
OSRAM Benelux B.V., Capelle aan den IJssel / Netherlands
Siemens Audiologie Techniek B.V., The Hague / Netherlands
Siemens Diagnostics Holding II B.V., The Hague / Netherlands
Siemens Finance B.V., The Hague / Netherlands
Siemens Financieringsmaatschappij N.V., The Hague / Netherlands
Siemens Gas Turbine Power Plant Holding B.V., The Hague / Netherlands
Siemens Healthcare Diagnostics B.V., Amersfoort / Netherlands
Siemens Industry Software B.V., Capelle aan den IJssel / Netherlands
Siemens International Holding B.V., The Hague / Netherlands
Siemens Lease B.V., The Hague / Netherlands
Siemens Medical Solutions Diagnostics Holding I B.V., The Hague / Netherlands
Siemens Nederland N.V., The Hague / Netherlands
Siemens Train Technologies Holding B.V., The Hague / Netherlands
TurboCare B.V., Hengelo / Netherlands
OSRAM AS, Baerum / Norway
Poseidon Consulting Services AS, Stavanger / Norway
Siemens AS, Oslo / Norway
Siemens Business Services AS, Oslo / Norway
Siemens Healthcare Diagnostics AS, Oslo / Norway
Siemens Höreapparater AS, Lillestroem / Norway
Siteco Belysning AS, Oslo / Norway
ComBuild Kommunikations & Gebäudetechnologie GmbH, Vienna / Austria
ELIN EBG Traction GmbH, Vienna / Austria
ETM professional control GmbH, Eisenstadt / Austria
FSG Financial Services GmbH, Vienna / Austria
Hochquellstrom-Vertriebs GmbH, Vienna / Austria
ITH icoserve technology for healthcare GmbH, Innsbruck / Austria
KDAG Beteiligungen GmbH, Vienna / Austria
Landis & Staefa (Österreich) GmbH, Vienna / Austria

September 30, 2011
Landis & Staefa GmbH, Vienna / Austria
Saudi VOEST-ALPINE GmbH, Linz / Austria
SIELOG Systemlogik GmbH, Vienna / Austria
Siemens Aktiengesellschaft Österreich, Vienna / Austria
Siemens Gebäudemanagement & -Services G.m.b.H., Vienna / Austria
Siemens Healthcare Diagnostics GmbH, Vienna / Austria
Siemens Industry Software GmbH, Linz / Austria
Siemens Konzernbeteiligungen GmbH, Vienna / Austria
Siemens Liegenschaftsverwaltung GmbH, Vienna / Austria
Siemens Mitarbeitervorsorgekasse AG, Vienna / Austria
Siemens Pensionskasse AG, Vienna / Austria
Siemens Personaldienstleistungen GmbH, Vienna / Austria
Siemens Transformers Austria GmbH, Vienna / Austria
Siemens Transformers Austria GmbH & Co KG, Vienna / Austria
Siemens VAI Metals Technologies GmbH, Linz / Austria
Siteco Lighting Austria GmbH, Vienna / Austria
Siteco Österreich GmbH, Vienna / Austria
Steiermärkische Medizinarchiv GesmbH, Graz / Austria
Trench Austria GmbH, Leonding / Austria
VVK Versicherungs-Vermittlungs- und Verkehrs-Kontor GmbH, Vienna / Austria
Audio SAT Sp. z o.o., Poznan / Poland
DPC Polska Sp. z o.o. w likwidacji, Cracow / Poland
OSRAM Sp. z o.o., Warsaw / Poland
Siemens Finance Sp. z o.o., Warsaw / Poland
Siemens Industry Software Sp. z o.o., Warsaw / Poland
Siemens Sp. z o.o., Warsaw / Poland
Siteco Lighting Poland Sp. z o.o., Warsaw / Poland
TurboCare Poland Spólka Akcyjna, Lubliniec / Poland
TurboCare Sp. z o.o., Breslau / Poland
OSRAM Empresa de Aparelhagem Eléctrica Lda., Lisbon / Portugal
Siemens Healthcare Diagnostics, Unipessoal Lda., Amadora / Portugal
Siemens S.A., Amadora / Portugal
OSRAM Romania S.R.L., Voluntari / Romania
SIEMENS (AUSTRIA) PROIECT SPITAL COLTEA SRL, Bucharest / Romania
Siemens Program and System Engineering S.R.L., Brasov / Romania
Siemens S.R.L., Bucharest / Romania
SIMEA SIBIU S.R.L., Sibiu / Romania
OAO OSRAM, Smolensk / Russian Federation
OOO Legion II, Moscow / Russian Federation
OOO Legion T2, Moscow / Russian Federation
OOO Russian Turbo Machinery, Perm / Russian Federation
OOO Siemens, Moscow / Russian Federation
OOO Siemens Elektrozavod High Voltage Engineering, Moscow / Russian Federation
OOO Siemens High Voltage Products, Ufimsker Region / Russian Federation
OOO Siemens Train Technologies, Verkhnyaya Pyshma / Russian Federation
OOO Siemens Transformers, Voronezh / Russian Federation
OOO Siteco, Moscow / Russian Federation
Siemens Elektroprivod LLC, Saint Petersburg / Russian Federation
Siemens Industry Software, OOO, Moscow / Russian Federation
Siemens Research Center Limited Liability Company, Moscow / Russian Federation
ZAO DeltaLeasing, Vladivostok / Russian Federation
OSRAM AB, Stockholm / Sweden
Siemens AB, Upplands Väsby / Sweden
Siemens Financial Services AB, Stockholm / Sweden

September 30, 2011
Siemens Healthcare Diagnostics AB, Södertälje / Sweden
Siemens Industrial Turbomachinery AB, Finspong / Sweden
Siemens Industry Software AB, Kista / Sweden
Dade Behring Diagnostics AG, Düdingen / Switzerland
Huba Control AG, Würenlos / Switzerland
OSRAM AG, Winterthur / Switzerland
Siemens Audiologie AG, Adliswil / Switzerland
Siemens Fuel Gasification Technology Holding AG, Zug / Switzerland
Siemens Healthcare Diagnostics AG, Zurich / Switzerland
Siemens Industry Software AG, Urdorf / Switzerland
Siemens Leasing AG, Zurich / Switzerland
Siemens Power Holding AG, Zug / Switzerland
Siemens Schweiz AG, Zurich / Switzerland
Siteco Schweiz AG, Bern / Switzerland
Stadt/Land Immobilien AG, Zurich / Switzerland
OSRAM d.o.o., Belgrade / Serbia
Siemens d.o.o. Beograd, Belgrade / Serbia
OEZ Slovakia, spol. s r.o., Bratislava / Slovakia
OSRAM, a.s., Nové Zámky / Slovakia
SAT Systémy automatizacnej techniky spol. s.r.o., Bratislava / Slovakia
Siemens Medical Solutions Diagnostics, s.r.o. i.L., Bratislava / Slovakia
Siemens Program and System Engineering s.r.o., Bratislava / Slovakia
Siemens s.r.o., Bratislava / Slovakia
SIPRIN s.r.o., Bratislava / Slovakia
Siemens d.o.o., Ljubljana / Slovenia
Siteco Sistemi d.o.o., Maribor / Slovenia
Fábrica Electrotécnica Josa, S.A., Barcelona / Spain
OSRAM S.A., Madrid / Spain
Petnet Soluciones, S.L., Sociedad Unipersonal, Madrid / Spain
Siemens Fire & Security Products, S.A., Madrid / Spain
Siemens Healthcare Diagnostics S.L., Barcelona / Spain
Siemens Holding S.L., Madrid / Spain
Siemens Industry Software S.L., Barcelona / Spain
Siemens Renting S.A., Madrid / Spain
Siemens S.A., Madrid / Spain
Siteco Lighting, S.L.U., Tres Cantos (Madrid) / Spain
Telecomunicación, Electrónica y Conmutación S.A., Madrid / Spain
ANF DATA spol. s r.o., Prague / Czech Republic
OEZ s.r.o., Letohrad / Czech Republic
OSRAM Ceská republika s.r.o., Bruntál / Czech Republic
Siemens Audiologická Technika s.r.o., Prague / Czech Republic
Siemens Electric Machines s.r.o., Drasov / Czech Republic
Siemens Industry Software, s.r.o., Prague / Czech Republic
Siemens, s.r.o., Prague / Czech Republic
Siteco Lighting, spol. s r.o., Prague / Czech Republic
STAEFA CONTROL SYSTEM s.r.o., Prague / Czech Republic
OSRAM Ampul Ticaret A.S., Istanbul / Turkey
Siemens Finansal Kiralama A.S., Istanbul / Turkey
Siemens Healthcare Diagnostik Ticaret Limited Sirketi., Istanbul / Turkey
Siemens Sanayi ve Ticaret A.S., Istanbul / Turkey
Siteco Aydinlatma Teknigi Tic. Ve San. Ltd. Sti., Istanbul / Turkey
DP OSRAM Ukraine, Kiev / Ukraine
OOO OEZ Ukraine, Kiev / Ukraine
Siemens Ukraine, Kiev / Ukraine

September 30, 2011
evosoft Hungary Szamitastechnikai Kft., Budapest / Hungary
Siemens Audiológiai Technika Kereskedelmi és Szolgáltató Korlátolt Felelösségü Társaság, Budapest / Hungary
Siemens Erömütechnika Kft., Budapest / Hungary
Siemens PSE Program- és Rendszerfejlesztö Kft., Budapest / Hungary
Siemens Zrt., Budapest / Hungary
J. N. Kelly Security Holding Limited, Larnaka / Cyprus
Kintec Cyprus Ltd, Larnaka / Cyprus

America (117 companies)
OSRAM Argentina S.A.C.I., Buenos Aires / Argentina
Siemens Healthcare Diagnostics S.A., Buenos Aires / Argentina
Siemens IT Services S.A., Buenos Aires / Argentina
Siemens S.A., Buenos Aires / Argentina
VA TECH International Argentina SA, Buenos Aires / Argentina
Siemens Soluciones Tecnologicas S.A., Santa Cruz de la Sierra / Bolivia
Chemtech Servicos de Engenharia e Software Ltda., Rio de Janeiro / Brazil
Iriel Indústria Cómercio de Sistemas Eléctricos Ltda., Canoas / Brazil
OSRAM do Brasil Lampadas Elétricas Ltda., Osasco / Brazil
Siemens Aparelhos Auditivos Ltda., São Paulo / Brazil
Siemens Eletroeletronica Ltda., Manaus / Brazil
Siemens Healthcare Diagnósticos Ltda., São Paulo / Brazil
Siemens Industry Software Ltda., São Caetano do Sul / Brazil
Siemens Ltda., São Paulo / Brazil
Siemens VAI Metals Services Ltda., Volta Redonda / Brazil
Turbocare Ltda., São Paulo / Brazil
VAI—INGDESI Automation Ltda., Belo Horizonte / Brazil
Dade Behring Hong Kong Holdings Corporation, Tortola / British Virgin Islands
OSRAM Chile Ltda., Santiago de Chile / Chile
Siemens Healthcare Diagnostics S.A., Santiago de Chile / Chile
Siemens S.A., Santiago de Chile / Chile
Siemens Healthcare Diagnostics S.A., San José / Costa Rica
Siemens S.A., San José / Costa Rica
Siemens, S.R.L., Santo Domingo / Dominican Republic
OSRAM del Ecuador S.A., Guayaquil / Ecuador
Siemens S.A., Quito / Ecuador
Siemens S.A., San Salvador / El Salvador
SIEMENS HEALTHCARE DIAGNOSTICS GUATEMALA, S.A., Guatemala City / Guatemala
Siemens S.A., Guatemala City / Guatemala
Siemens S.A., Tegucigalpa / Honduras
Siemens Healthcare Diagnostics Manufacturing Limited, George Town / Cayman Islands
Venture Strategy Cayman Partners L.P., George Town / Cayman Islands
OSRAM Sylvania Ltd., Mississauga, Ontario / Canada
Siemens Canada Ltd., Burlington, Ontario / Canada
Siemens Financial Ltd., Burlington, Ontario / Canada
SIEMENS HEALTHCARE DIAGNOSTICS LTD., Burlington, Ontario / Canada
Siemens Hearing Instruments Inc., Burlington, Ontario / Canada
Siemens Industry Software Ltd., Mississauga, Ontario / Canada
Siemens Transformers Canada Inc., Trois Rivières, Quebec / Canada
Trench Ltd., Saint John, New Brunswick / Canada
Turbocare Canada Ltd., Calgary, Alberta / Canada
Wheelabrator Air Pollution Control (Canada) Inc., Burlington, Ontario / Canada
OSRAM de Colombia Iluminaciones S.A., Bogotá / Colombia
Siemens Healthcare Diagnostics Ltda., Bogotá / Colombia
Siemens Manufacturing S.A., Bogotá / Colombia

September 30, 2011
Siemens S.A., Bogotá / Colombia
Dade Behring, S.A. de C.V., Mexico D.F. / Mexico
Grupo Siemens S.A. de C.V., Mexico D.F. / Mexico
Indústria de Trabajos Eléctricos S.A. de C.V., Ciudad Juárez / Mexico
Industrias OSRAM de México S.A., Tultitlán / Mexico
Ingdesi S.A. de C.V., Monterrey / Mexico
OSRAM de México S.A. de C.V., Tultitlán / Mexico
OSRAM S.A. de C.V., Tultitlán / Mexico
Proyectos de Energia S.A. de C.V., Mexico D.F. / Mexico
Siemens Healthcare Diagnostics, S. de R.L. de C.V., Mexico D.F. / Mexico
Siemens Industry Software, SA de CV, Santa Fe / Mexico
Siemens Inmobiliaria S.A. de C.V., Mexico D.F. / Mexico
Siemens Innovaciones S.A. de C.V., Mexico D.F. / Mexico
Siemens Medical Solutions Diagnostics S. de R.L. de C.V., Mexico D.F. / Mexico
Siemens Servicios S.A. de C.V., Mexico D.F. / Mexico
Siemens, S.A. de C.V., Mexico D.F. / Mexico
Siemens S.A., Managua / Nicaragua
Siemens Healthcare Diagnostics Panama, S.A, Panama City / Panama
Siemens S.A., Panama City / Panama
OSRAM de Perú S.A.C., Lima / Peru
Siemens S.A.C., Lima / Peru
Siemens S.A., Montevideo / Uruguay
Siemens Telecomunicaciones S.A., Montevideo / Uruguay
Audiology Distribution, LLC, Piscataway, NJ / USA
Demag Delaval Turbomachinery Corp., Trenton, NJ / USA
HearX West LLC, West Palm Beach, FL / USA
HearX West, Inc., West Palm Beach, FL / USA
Mannesmann Corporation, New York, NY / USA
Nimbus Technologies, LLC, Plano, TX / USA
OSRAM Opto Semiconductors, Inc., Sunnyvale, CA / USA
OSRAM SYLVANIA INC., Danvers, MA / USA
OSRAM Sylvania Puerto Rico Corp., Luquillo, PR / USA
P.E.T.NET Houston, LLC, Knoxville, TN / USA
PETNET Indiana LLC, Indianapolis, IN / USA
PETNET Solutions Cleveland, LLC, Knoxville, TN / USA
PETNET Solutions, Inc., Knoxville, TN / USA
Republic Intelligent Transportation Services, Inc., Novato, CA / USA
Schlesinger-Siemens Electrical, LLC, Alpharetta, GA / USA
Siemens Capital Company LLC, Iselin, NJ / USA
Siemens Corporation, Washington, D.C. / USA
Siemens Credit Warehouse, Inc., Iselin, NJ / USA
Siemens Demag Delaval Turbomachinery, Inc., Hamilton, NJ / USA
Siemens Diagnostics Finance Co. LLC, Deerfield, IL / USA
Siemens Energy, Inc., Orlando, FL / USA
Siemens Financial Services, Inc., Iselin, NJ / USA
Siemens Financial, Inc., Iselin, NJ / USA
Siemens Fossil Services, Inc., Orlando, FL / USA
Siemens Generation Services Company, Orlando, FL / USA
Siemens Government Technologies, Inc., Reston, VA / USA
Siemens Government, Inc., Arlington, TX / USA
Siemens Healthcare Diagnostics Inc., Tarrytown, NY / USA
Siemens Hearing Instruments, Inc., Piscataway, NJ / USA
Siemens Industry, Inc., Buffalo Grove, IL / USA
Siemens Medical Solutions USA, Inc., Malvern, PA / USA

September 30, 2011
Siemens Molecular Imaging, Inc., Knoxville, TN / USA
Siemens Power Generation Service Company, Ltd., Orlando, FL / USA
Siemens Product Lifecycle Management Software II (US) Inc., Plano, TX / USA
Siemens Product Lifecycle Management Software Inc., Plano, TX / USA
Siemens Public, Inc., Wilmington, DE / USA
Siemens Treated Water Outsourcing Corp., Rockford, IL / USA
Siemens USA Holdings, Inc., New York, NY / USA
SMI Holding LLC, New York, NY / USA
Sylvania Lighting Services Corp., Danvers, MA / USA
The Colorado Medical Cyclotron, LLC, Knoxville, TN / USA
Transport & Distribution Inc., Danvers, MA / USA
Traxon Supply USA Inc., EAST RUTHERFORD, NJ / USA
TurboCare, Inc., Chicopee, MA / USA
Wheelabrator Air Pollution Control Inc., Pittsburgh, PA / USA
Winergy Drive Systems Corp., Elgin, IL / USA
Siemens Healthcare Diagnostics C.A., Caracas / Venezuela
Siemens S.A., Caracas / Venezuela
TurboCare C.A., Caracas / Venezuela

Asia (159 companies)
Siemens W.L.L., Manama / Bahrain
Siemens Bangladesh Ltd., Dhaka / Bangladesh
Beijing Siemens Cerberus Electronics Ltd., Beijing / China
Chengdu KK&K Power Fan Co., Ltd., Chengdu / China
Chung Tak Lighting Control Systems (Guangzhou) Ltd., Guangzhou / China
DPC (Tianjin) Co., Ltd., Tianjin / China
Morgan Rolling Mill (Shanghai) Co., Ltd., Shanghai / China
MWB (Shanghai) Co Ltd., Shanghai / China
OSRAM China Lighting Ltd., Foshan / China
OSRAM Kunshan Display Optic Co. Ltd., Kunshan / China
Siemens Building Technologies (Tianjin) Ltd., Tianjin / China
Siemens Circuit Protection Systems Ltd., Shanghai / China
Siemens Electrical Apparatus Ltd., Suzhou / China
Siemens Electrical Drives (Shanghai) Ltd., Shanghai / China
Siemens Electrical Drives Ltd., Tianjin / China
Siemens Factory Automation Engineering Ltd., Beijing / China
Siemens Finance and Leasing Ltd., Beijing / China
Siemens Financial Services Ltd., Beijing / China
Siemens Gas Turbine Parts Ltd., Shanghai / China
Siemens Healthcare Diagnostics (Shanghai) Co. Ltd., Shanghai / China
Siemens Hearing Instruments (Suzhou) Co. Ltd., Suzhou / China
Siemens High Voltage Circuit Breakers Ltd., Hangzhou / China
Siemens High Voltage Switchgear Co., Ltd. Shanghai, Shanghai / China
Siemens High Voltage Switchgear Guangzhou Ltd., Guangzhou / China
Siemens Industrial Automation Ltd., Shanghai, Shanghai / China
Siemens Industrial Turbomachinery (Huludao) Co. Ltd., Huludao / China
Siemens Industry Software (Shanghai) Co., Ltd., Shanghai / China
Siemens International Trading Ltd., Shanghai, Shanghai / China
Siemens Ltd., China, Beijing / China
Siemens Manufacturing and Engineering Centre Ltd., Shanghai / China
Siemens Mechanical Drive Systems (Tianjin) Co., Ltd., Tianjin / China
Siemens Medical Solutions Diagnostics Ltd., Beijing / China
Siemens Medium Voltage Switching Technologies (Wuxi) Ltd., Wuxi / China
Siemens Numerical Control Ltd., Nanjing / China

September 30, 2011
Siemens PLM Software (Shenzhen) Limited, Shenzhen / China
Siemens Power Automation Ltd., Nanjing / China
Siemens Power Equipment Packages Co. Ltd., Shanghai, Shanghai / China
Siemens Power Plant Automation Ltd., Nanjing / China
Siemens Process Analytics Co. Ltd., Shanghai, Shanghai / China
Siemens Real Estate Management (Beijing) Ltd., Co., Beijing / China
Siemens Sensors & Communication Ltd., Dalian / China
Siemens Shanghai Medical Equipment Ltd., Shanghai / China
Siemens Shenzhen Magnetic Resonance Ltd., Shenzhen / China
Siemens Signalling Co. Ltd., Xi’an, Xian / China
Siemens Standard Motors Ltd., Jiangsu, Yizheng / China
Siemens Surge Arresters Ltd., Wuxi / China
Siemens Switchgear Co. Ltd., Shanghai / China
Siemens Technology Development (Beijing) Ltd. Corp., Beijing / China
Siemens Transformer (Guangzhou) Co., Ltd., Guangzhou / China
Siemens Transformer (Jinan) Company Ltd., Jinan / China
Siemens Transformer (Wuhan) Company Ltd., Wuhan City / China
Siemens VAI Manufacturing (Taicang) Co., Ltd., Taicang / China
Siemens Water Technologies and Engineering (Tianjin) Co., Ltd., Tianjin / China
Siemens Water Technologies Ltd., Beijing / China
Siemens Wind Power Blades (Shanghai) Co., Ltd., Shanghai / China
Siemens Wind Power Turbines (Shanghai) Co. Ltd., Shanghai / China
Siemens Wiring Accessories Shandong Ltd., Zibo / China
Siemens X-Ray Vacuum Technology Ltd., Wuxi / China
Sunny World (Shaoxing) Green Lighting Co., Ltd., Shaoxing / China
Trench High Voltage Products Ltd., Shenyang, Shenyang / China
Winergy Drive Systems (Tianjin) Co. Ltd., Tianjin / China
Asia Care Holding Limited, Hong Kong / Hong Kong
OSRAM Asia Pacific Ltd., Hong Kong / Hong Kong
OSRAM Holding Company Ltd., Hong Kong / Hong Kong
OSRAM Hong Kong Ltd, Hong Kong / Hong Kong
OSRAM Lighting Control Systems Ltd., Hong Kong / Hong Kong
OSRAM Opto Semiconductors Asia Ltd., Hong Kong / Hong Kong
Siemens Healthcare Diagnostics Limited, Hong Kong / Hong Kong
Siemens Industry Software Limited, Hong Kong / Hong Kong
Siemens Ltd., Hong Kong / Hong Kong
Siemens Water Technologies International Sales Ltd., Hong Kong / Hong Kong
Traxon Technologies Ltd., Hong Kong / Hong Kong
Morgan Construction Company India Private Limited, Mumbai / India
OSRAM Automotive Lamps Private Limited, Bengaluru / India
OSRAM India Pvt. Ltd., Gurgaon / India
PETNET Radiopharmaceutical Solutions Pvt. Ltd., New Delhi / India
Powerplant Performance Improvement Ltd., New Delhi / India
Siemens Corporate Finance Pvt. Ltd., Mumbai / India
Siemens Demag Delaval Turbomachinery Pvt. Ltd., Pune / India
Siemens Financial Services Private Limited, Mumbai / India
Siemens Hearing Instruments Pvt. Ltd., Bengaluru / India
Siemens Industry Software (India) Private Limited, New Delhi / India
Siemens Information Processing Services Pvt. Ltd., Bengaluru / India
Siemens Information Systems Ltd., Mumbai / India
Siemens Ltd., Mumbai / India
Siemens Nixdorf Information Systems Pvt. Ltd., Mumbai / India
Siemens Power Engineering Pvt. Ltd., Gurgaon / India
Siemens VAI Metals Technologies Private Limited, Kolkata / India

September 30, 2011
Winergy Drive Systems India Pvt. Ltd., Chennai / India
P.T. OSRAM Indonesia, Tangerang / Indonesia
P.T. Siemens Hearing Instruments, Batam / Indonesia
P.T. Siemens Indonesia, Jakarta / Indonesia
PT. Siemens Industrial Power, Kota Bandung / Indonesia
Demag Delaval Desoil Services (Sherkate Sahami Khass), Qeshm / Iran
OSRAM Lamp (P.J.S) Co., Teheran / Iran
Siemens Sherkate Sahami (Khass), Teheran / Iran
Robcad Limited, Herzliya / Israel
Siemens Concentrated Solar Power Ltd., Beit Shemesh / Israel
Siemens Industry Software Ltd., Herzliya / Israel
Siemens Israel Ltd., Tel Aviv / Israel
Siemens Product Lifecycle Management Software 2 (IL) Ltd., Herzliya / Israel
UGS Israeli Holdings (Israel) Ltd., Herzliya / Israel
Acrorad Co., Ltd., Okinawa / Japan
Best Sound K.K., Sagamihara / Japan
Koden Co., Ltd., Hiroshima / Japan
Mochida Siemens Medical Systems Co. Ltd., Tokyo / Japan
OSRAM Ltd., Yokohama / Japan
OSRAM-MELCO Ltd., Yokohama / Japan
OSRAM-MELCO Toshiba Lighting Ltd., Yokosuka / Japan
Siemens Healthcare Diagnostics K.K., Tokyo / Japan
Siemens Hearing Instruments K.K., Tokyo / Japan
Siemens Industry Software K.K., Tokyo / Japan
Siemens Japan Holding K.K., Tokyo / Japan
Siemens Japan K.K., Tokyo / Japan
Siemens Kameda Healthcare IT Systems K.K., Tokyo / Japan
Siemens Product Lifecycle Management Software II (JP) K.K., Tokyo / Japan
Siemens TOO, Almaty / Kazakhstan
Siemens W.L.L., Doha / Qatar
OSRAM Korea Co. Ltd., Ansan-City / Korea
Siemens Industry Software Ltd., Seoul / Korea
Siemens Ltd. Seoul, Seoul / Korea
Siemens PETNET Korea Co. Ltd., Seoul / Korea
Siemens Electrical & Electronic Services K.S.C.C., Kuwait / Kuwait
OSRAM (Malaysia) Sdn. Bhd., Kuala Lumpur / Malaysia
Osram Opto Semiconductors (Malaysia) Sdn Bhd, Penang / Malaysia
Reyrolle (Malaysia) Sdn. Bhd., Kuala Lumpur / Malaysia
Siemens Malaysia Sdn. Bhd., Petaling Jaya / Malaysia
Siemens Transportation Turnkey Systems Sdn. Bhd., Petaling Jaya / Malaysia
Siteco Lighting Malaysia Sdn. Bhd., Puchong / Malaysia
VA TECH Holdings (Malaysia) Sdn. Bhd., Kuala Lumpur / Malaysia
VA TECH Malaysia Sdn.Bhd., Kuala Lumpur / Malaysia
Siemens L.L.C., Muscat / Oman
Siemens Pakistan Engineering Co. Ltd., Karachi / Pakistan
Dade Behring Diagnistics Philippines, Inc., Manila / Philippines
Siemens Power Operations, Inc., Manila / Philippines
Siemens, Inc., Manila / Philippines
Arabia Electric Ltd. (Equipment), Jeddah / Saudi Arabia
ISCOSA Industries and Maintenance Ltd., Riyadh / Saudi Arabia
Siemens Ltd., Jeddah / Saudi Arabia
VA TECH T & D Co. Ltd., Riyadh / Saudi Arabia
Westinghouse Saudi Arabia Ltd., Riyadh / Saudi Arabia
OSRAM Pte. Ltd., Singapore / Singapore

September 30, 2011
PETNET Solutions Private Limited, Singapore / Singapore
Siemens Medical Instruments Pte. Ltd., Singapore / Singapore
Siemens Product Lifecycle Management Software (SG) Pte. Ltd., Singapore / Singapore
Siemens Pte. Ltd., Singapore / Singapore
OSRAM Taiwan Company Ltd., Taipeh / Taiwan
Siemens Industry Software (TW) Co., Ltd., Taipeh / Taiwan
Siemens Ltd., Taipeh / Taiwan
OSRAM Thailand Co. Ltd., Bangkok / Thailand
Siemens Limited, Bangkok / Thailand
Siemens Product Lifecycle Management Software (TH) Co. Ltd., Bangkok / Thailand
VA TECH Holding (Thailand) Co. Ltd., Bangkok / Thailand
VA TECH Transmission & Distribution Co. Ltd., Bangkok / Thailand
OSRAM Middle East FZE, Dubai / United Arab Emirates
SD (Middle East) LLC, Dubai / United Arab Emirates
Siemens LLC, Abu Dhabi / United Arab Emirates
Siemens Middle East, FZ-LLC, Dubai / United Arab Emirates
Siemens Ltd., Ho Chi Minh City / Vietnam

Africa (32 companies)
Siemens Healthcare Diagnostics S.A.E., Cairo / Egypt
Siemens Ltd. for Trading, Cairo / Egypt
Siemens Technologies S.A.E., Cairo / Egypt
ESTEL Rail Automation SPA, Algiers / Algeria
Siemens Spa, Algiers / Algeria
Siemens S.A., Luanda / Angola
Siemens Pty. Ltd., Gaborone / Botswana
Siemens Kenya Ltd., Nairobi / Kenya
SCIENTIFIC MEDICAL SOLUTION DIAGNOSTICS S.A.R.L., Casablanca / Morocco
Siemens Plant Operations Tahaddart SARL, Tanger / Morocco
Siemens S.A., Casablanca / Morocco
Siemens Lda., Maputo / Mozambique
Siemens Pty. Ltd., Windhoek / Namibia
Siemens Ltd., Lagos / Nigeria
Siemens Pvt. Ltd., Harare / Zimbabwe
Business Venture Investments No 626 (Pty) Ltd, Johannesburg / South Africa
Comos Industry Solutions (Pty) Ltd, Bryanston, Johannesburg / South Africa
Dade Behring South Africa (Pty) Ltd, Randjesfontein / South Africa
Linacre Investments (Pty) Ltd., Kenilworth / South Africa
Marqott (Proprietory) Limited, Pretoria / South Africa
Marqott Holdings (Pty.) Ltd., Pretoria / South Africa
OSRAM (Pty.) Ltd., Midrand / South Africa
Siemens Building Technologies (Pty) Ltd., Midrand / South Africa
Siemens Healthcare Diagnostics (Pty.) Limited, Isando / South Africa
Siemens Hearing Solution (Pty.) Ltd., Randburg / South Africa
Siemens IT Solutions and Services (Pty) Ltd., Johannesburg / South Africa
Siemens IT Solutions and Services South Africa (Pty) Ltd, Midrand / South Africa
Siemens Ltd., Midrand / South Africa
Siemens Real Estate Management (Pty.) Ltd., Umtata / South Africa
SIEMENS VAI METALS SERVICES (Pty) Ltd., Meyerton / South Africa
Siemens Tanzania Ltd., Dar Es Salaam / Tansania
Siemens S.A., Tunis / Tunisia

Australia/New Zealand/Oceans (9 companies)
Eden Technology Pty. Ltd., Victoria / Australia
Memcor Australia Pty. Ltd., South Windsor / Australia

September 30, 2011
OSRAM Australia Pty. Ltd., Sydney / Australia
Siemens Building Technologies Pty. Ltd., Mount Waverley / Australia
Siemens Healthcare Diagnostics Pty. Ltd., Bayswater / Australia
Siemens Hearing Instruments Pty. Ltd., Bayswater / Australia
Siemens Ltd., Bayswater / Australia
Siemens Product Lifecycle Management Software (AUS) Pty Ltd., Melbourne / Australia
Siemens (N.Z.) Limited, Auckland / New Zealand

Associated companies and joint ventures

Germany (34 companies)
ATS Projekt Grevenbroich GmbH, Schüttorf, Schüttorf
BELLIS GmbH, Braunschweig
Berufsbildungsbildungszentrum ESTA-Flender GmbH, Wittgensdorf
BSH Bosch und Siemens Hausgeräte GmbH, Munich
BWI Informationstechnik GmbH, Meckenheim
DKS Dienstleistungsgesellschaft f. Kommunikationsanlagen des Stadt- und Regionalverkehrs mbH, Cologne
Erlangen AG Technologie Scouting und Marketing, Erlangen
FEAG Fertigungscenter für Elektrische Anlagen GmbH, Erlangen
HANSATON Akustik GmbH, Hamburg
IFTEC GmbH & Co. KG, Leipzig
Infineon Technologies Bipolar GmbH & Co. KG, Warstein
Infineon Technologies Bipolar Verwaltungs-GmbH, Warstein
Innovative Wind Concepts GmbH, Husum
LIB Verwaltungs-GmbH, Leipzig
Lightcycle Retourlogistik und Service GmbH, Munich
Maschinenfabrik Reinhausen GmbH, Regensburg
MeVis BreastCare GmbH & Co. KG, Bremen
MeVis BreastCare Verwaltungsgesellschaft mbH, Bremen
Partikeltherapiezentrum Kiel GmbH & Co. KG, Kiel
Power Vermögensbeteiligungsgesellschaft mbH Die Erste, Hamburg
PTZ Partikeltherapiezentrum Kiel Management GmbH, Wiesbaden
RITOS GmbH, Mömbris
SIEKAP Industrial Services Gernsbach GmbH, Gernsbach
Siemens Venture Capital Fund 1 GmbH, Munich
Siemens-Electrogeräte GmbH, Munich
SKAG Eurocash, Munich
SKAG Euroinvest Corporates, Munich
Symeo GmbH, Neubiberg
Transrapid International Verwaltungsgesellschaft mbH i.L., Berlin
Voith Hydro Holding GmbH & Co. KG, Heidenheim
Voith Hydro Holding Verwaltungs GmbH, Heidenheim
WKN AG, Husum
Wohnen am Wedding KG THG Immobilien-Fondsgesellschaft mbH & Co., Berlin
Wustermark Energie GKW Beteiligungs-GmbH, Hamburg

Europe (without Germany) (61 companies)
Dils Energie NV, Brussels / Belgium
EMGO N.V., Lommel / Belgium
M-Brussels Invest S.A./N.V. i.L., Brussels / Belgium
T-Power NV, Brussels / Belgium
A2SEA A/S, Fredericia / Denmark
Recylum S.A.S, Paris / France
TRIXELL S.A.S., Moirans / France
Anakiklosi Siskevon Simetochiki S.A., Piraeus / Greece

September 30, 2011
Eviop-Tempo A.E. Electrical Equipment Manufacturers, Vassilikó Èvias/Euböa / Greece
Gwynt y Mor Offshore Wind Farm Limited, Swindon / Great Britain
Heron Wind Limited, London / Great Britain
Lincs Renewable Energy Holdings Limited, London / Great Britain
Marine Current Turbines Limited, Bristol / Great Britain
Njord Limited, London / Great Britain
Odos Imaging Ltd., Edinburgh / Great Britain
Plessey Holdings Ltd., Frimley, Surrey / Great Britain
Pyreos Limited, Edinburgh / Great Britain
SMart Wind Limited, London / Great Britain
Unincorporated Joint Venture Gwynt y Mor, Swindon / Great Britain
Archimede Solar Energy S.p.A., Massa Martana / Italy
Cremona Engineering S.r.l., Cremona / Italy
Transfima GEIE, Turin / Italy
Transfima S.p.A., Milan / Italy
Turboservice Torino S.p.A., Turin / Italy
VAL 208 Torino GEIE, Milan / Italy
SIA Ekogaisma, Riga / Latvia
Solutions & Infrastructure Services Limited, Gzira / Malta
Eemsmond Energie B.V., Amsterdam / Netherlands
Enterprise Networks Holdings B.V., Amsterdam / Netherlands
Infraspeed Maintainance B.V., Zoetermeer / Netherlands
Nokia Siemens Networks Holding B.V., Amsterdam / Netherlands
Ural Locomotives Holding Besloten Vennootschap, The Hague / Netherlands
Wirescan AS, Halden / Norway
AHC Austrian Health Care Systems & Engineering GmbH, Vienna / Austria
ELIN GmbH, Vienna / Austria
ELIN GmbH & Co KG, Linz / Austria
Kompetenzzentrum Licht GmbH, Innsbruck / Austria
Siemens Bacon GmbH, Vienna / Austria
Siemens Bacon GmbH & Co KG, Vienna / Austria
Windfarm Polska II Sp. z o.o., Koszalin / Poland
MTS—Metro, Transportes do Sul S.A., Lisbon / Portugal
Northern Capital Express (Express Severnoy Stolitsy), Moscow / Russian Federation
OOO Interturbo, Saint Petersburg / Russian Federation
OOO Siemens IT Solutions & Services, Moscow / Russian Federation
OOO Transconverter, Moscow / Russian Federation
OOO VIS Automation, Moscow / Russian Federation
ZAO Interautomatika, Moscow / Russian Federation
ZAO Nuclearcontrol, Moscow / Russian Federation
ZAO Systema-Service, Saint Petersburg / Russian Federation
Certas AG, Zurich / Switzerland
Interessengemeinschaft TUS, Männedorf / Switzerland
Zentrum Oberengstringen AG, Oberengstringen / Switzerland
EKOSIJ d.o.o., Ljubljana / Slovenia
Merida Power, S.L., Madrid / Spain
Nertus Mantenimiento Ferroviario y Servicios S.A., Barcelona / Spain
Soleval Renovables S.L., Sevilla / Spain
Solucia Renovables 1, S.L., Lebrija (Sevilla) / Spain
Termica AFAP S.A., Villacanas / Spain
EKOLAMP s.r.o., Prague / Czech Republic
Meomed s.r.o., Prerov / Czech Republic
Szeged Energia Zrt., Szeged / Hungary

September 30, 2011
America (21 companies)
CVL Componentes de Vidro Ltda., Caçapava / Brazil
innotec do Brasil Ltda., São Paulo / Brazil
PowerU International Ltd., George Town / Cayman Islands
Pemopro S.A. de C.V., Mexico D.F. / Mexico
BritePointe, Inc., Berkeley, CA / USA
Brockton Power Company LLC, Boston, MA / USA
Brockton Power Holdings Inc., Boston, MA / USA
Brockton Power Properties, Inc., Boston, MA / USA
Cyclos Semiconductor, Inc., Berkeley, CA / USA
PhSiTh LLC, New Castle, DE / USA
Power Properties Inc., Boston, MA / USA
Prenova, Inc., Marietta, GA / USA
Reactive NanoTechnologies, Inc., Hunt Valley, MD / USA
Rether networks, Inc., Centereach, NY / USA
Semprius, Inc., Durham, NC / USA
Siemens First Capital Commercial Finance, LLC, Oklahoma City, OK / USA
Treated Water Outsourcing J.V., Naperville, IL / USA
Valeo Sylvania LLC, Seymour, IN / USA
WhoGlue, Inc., Baltimore, MD / USA
Zargis Medical Corp., Princeton, NJ / USA
Innovex Capital En Tecnologia, C.A., Caracas / Venezuela

Asia (32 companies)
Oil and Gas ProServ LLC, Baku / Azerbaijan
Foshan Electrical and Lighting Co., Ltd., Foshan / China
GIS Steel & Aluminum Products Co., Ltd. Hangzhou, Hangzhou / China
GSP China Technology Co., Ltd., Beijing / China
Guangzhou Morgan Seals Co., Ltd., Guangzhou / China
OSRAM (China) Fluorescent Materials Co., Ltd., Yi Xing City / China
ROSE Power Transmission Technology Co., Ltd, Anshan / China
Saitong Railway Electrification (Nanjing) Co., Ltd., Nanjing / China
Shanghai Electric Power Generation Equipment Co., Ltd., Shanghai / China
Siemens Traction Equipment Ltd., Zhuzhou, Zhuzhou / China
Siteco Prosperity Lighting (Lang Fang) Co., Ltd., Lang Fang / China
Yangtze Delta Manufacturing Co. Ltd., Hangzhou, Hangzhou / China
Zhenjiang Siemens Busbar Trunking Systems Co. Ltd., Yangzhong / China
OSRAM Prosperity Company Ltd., Hong Kong / Hong Kong
Bangalore International Airport Ltd., Bengaluru / India
P.T. Jawa Power, Jakarta / Indonesia
PT Asia Care Indonesia, Jakarta / Indonesia
LAMP NOOR (P.J.S.) Co., Saveh / Iran
Arava Power Company Ltd., D.N. Eilot / Israel
Global Sun Israel, L.P., D.N. Eilot / Israel
Metropolitan Transportation Solutions Ltd., Rosh Haya’in / Israel
Negev Energy—Ashalim Thermo-Solar Ltd, Ramat Gan / Israel
Kanto Hochouki Co., Ltd., Ibaragi / Japan
Kikoeno Soudanshitsu Co., Ltd., Tochigi / Japan
Mitsubishi Electric OSRAM Ltd., Yokohama / Japan
TLT OSRAM-Melco Lighting Ltd., Yokosuka / Japan
Yaskawa Siemens Automation & Drives Corp., Kitakyushu / Japan
Temir Zhol Electrification LLP, Astana / Kazakhstan
Rousch (Pakistan) Power Ltd., Karachi / Pakistan
Power Automation Pte. Ltd., Singapore / Singapore

September 30, 2011
Modern Engineering and Consultants Co. Ltd., Bangkok / Thailand
Siemens Transformers L.L.C, Abu Dhabi / United Arab Emirates

Africa (3 companies)
Energie Electrique de Tahaddart S.A., Tanger / Morocco
VOEST-ALPINE Technical Services Ltd., Abuja / Nigeria
Impilo Consortium (Pty.) Ltd., La Lucia / South Africa

Australia/New Zealand/Oceans (1 company)
SILCAR Pty. Ltd., Glen Iris / Australia

Other investments

Germany (10 companies)
Ausbildungszentrum für Technik, Informationsverarbeitung und Wirtschaft gemeinnützige GmbH (ATIW), Paderborn
BSAV Kapitalbeteiligungen und Vermögensverwaltungs Management GmbH, Grünwald
IBS AG, Höhr-Grenzhausen
Kyros Beteiligungsverwaltung GmbH, Grünwald
PT Kapitalanlagen und Vermögensverwaltungs Management GmbH, Grünwald
Realtime Technology AG, Munich
Siemens Pensionsfonds AG, Grünwald
Siemens Venture Capital Fund 2 GmbH i.L., Munich
SIM 9. Grundstücksverwaltungs- und -beteiligungs-GmbH, Munich
Unterstützungskasse der VDO Mess- und Regeltechnik GmbH, Schwalbach am Taunus

Europe (without Germany) (4 companies)
Atos S.A., Bezons Cedex / France
Medical Systems S.p.A., Genoa / Italy
Corporate XII S.A. (SICAV-FIS), Luxemburg / Luxembourg
OAO Power Machines, Moscow / Russian Federation

America (3 companies)
CoreLabs, Inc., Princeton, NJ / USA
Global Healthcare Exchange LLC, Westminster, CO / USA
iBAHN, Salt Lake City, UH / USA

Asia (1 company)
Hokkaido Kikoeno Plaza Co., Ltd., Hokkaido / Japan